                                                                    EXHIBIT 99.1


[NATCOGROUP LOGO]                                                [PRESS RELEASE]


2950 North Loop West, Suite 700
Houston, TX  77092
PHONE: (713) 685-8062   FAX: (713) 683-7841


NATCO GROUP REPORTS SECOND QUARTER RESULTS               HOUSTON, AUGUST 4, 2003
--------------------------------------------------------------------------------

NATCO Group Inc. (NYSE: NTG) today announced second quarter 2003 revenue and earnings of $70.6 million and $0.3 million compared to $74.4 million and $1.1 million, respectively, for the second quarter of 2002. Earnings available to common shareholders are $0.0 million ($0.00 per diluted share), after adjusting for a $0.4 million preferred stock dividend, compared to $1.1 million ($0.07 per diluted share) for the second quarter of 2002. Included in second quarter 2003 and 2002 earnings, classified as other expense, net, are unrealized foreign exchange transaction losses of $0.6 million and $0.2 million, respectively. Excluding these charges, net of tax, earnings available to common shareholders for the current quarter were $0.3 million ($0.02 per diluted share) and $1.3 million ($0.08 per diluted share) for the second quarter of 2002 (see footnote
(1) below).

The year over year decrease in second quarter revenue reflects lower sales for both traditional production equipment in North America and larger international production systems projects. The company's gross profit as a percentage of revenue was essentially flat year over year, with stronger relative performance at its Houston engineered systems operation offset by lower gross profit at the company's engineered systems operation in the UK. Gross profit percentage declined for the automation and controls segment, against modestly higher revenue compared to the second quarter of 2002.

The company's second quarter operating expenses were in line with the second quarter of 2002. Segment profit (see footnote (2) below) for the second quarter of 2003 was $3.5 million, compared to $4.6 million for the second quarter of the prior year. The decrease was due in part to lower engineered systems results, as well as lower sales of traditional production equipment in North America that were partially offset by an increased contribution from the company's CO2 membrane field operations. The expansion of the company's Sacroc facility remains on target and is expected to begin contributing additional income in the fourth quarter.

New bookings of $66.5 million were below the $101.1 million reported for the second quarter of 2002, which included two very large West African projects. Bookings in the company's key North American segment, however, were 14% higher than the prior year quarter and 42% higher than the first quarter of 2003. "U.S. traditional bookings were relatively strong in the latter part of the second quarter, Canadian traditional bookings have picked up recently, and overall North American bookings are up compared to last year," commented Nat Gregory, Chairman and CEO. "Traditional production equipment sales historically lag the trend in rig activity, and the company expects the increase in the rig count since the beginning of the year to favorably impact results for the second half of 2003. Further, only modest revenue and profit were recorded in the second quarter from projects for Petroleos Mexicanos (Pemex), although a number of projects are currently underway, and we expect a solid contribution from projects for Pemex in the second half of 2003. This long overdue improvement in our North American segment should drive an increase in our overall profitability."

The company's consolidated debt as of June 30, 2003 was $47.8 million. In July, the company amended its loan agreements to modify certain financial covenants.

NATCO Group Inc. is a leading provider of wellhead process equipment, systems and services used in the production of oil and gas. NATCO has designed, manufactured and marketed production equipment and services for more than 70 years. NATCO production equipment is used onshore and offshore in most major oil and gas producing regions of the world.

Statements made in this press release that are forward-looking in nature are intended to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risk and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to documents filed by NATCO Group Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which identifies significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.







(1) These figures represent non-GAAP financial measures as defined under Regulation G. The most directly comparable financial measures calculated in accordance with GAAP are presented in the first sentence of the first paragraph of this press release. A schedule reconciling the non-GAAP and GAAP presentations is included in tabular form at the end of this press release.

(2) The company calculates segment profit, previously defined as "Internal Profit" in the first quarter of 2003, as income before net interest expense, income taxes, depreciation and amortization expense, other expense, net, and accounting changes. This information is used internally by the company's management to evaluate the results of operations. The company's management has chosen to present this information to investors as comparative information about the company's on-going financial performance. During the quarter, the company changed its definition of segment profit from what was previously disclosed in the December 31, 2002 form 10-K.

                        NATCO GROUP INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                    JUNE 30,     DECEMBER 31,
                                                                      2003          2002
                                                                  ----------     ------------
                                                                  (UNAUDITED)
                                           ASSETS

Current assets:
  Cash and cash equivalents..................................     $      796      $   1,689
  Trade accounts receivable, net.............................         74,554         74,677
  Inventories................................................         35,851         32,400
  Prepaid expenses and other current assets..................          8,541          7,611
                                                                  ----------      ---------
        Total current assets.................................        119,742        116,377
Property, plant and equipment, net...........................         35,595         31,485
Goodwill, net................................................         79,809         78,977
Deferred income tax assets, net..............................          2,633          2,984
Other assets, net............................................          1,424          1,772
                                                                  ----------      ---------
        Total assets.........................................     $  239,203      $ 231,595
                                                                  ==========      =========

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current installments of long-term debt.....................     $   17,392      $   7,097
  Accounts payable...........................................         34,729         36,074
  Accrued expenses and other.................................         33,629         37,243
  Customer advances..........................................          2,876          1,354
                                                                  ----------      ---------
        Total current liabilities............................         88,626         81,768
Long-term debt, excluding current installments...............         30,366         45,257
Postretirement benefit and other long-term liabilities.......         12,296         12,718
                                                                  ----------      ---------
        Total liabilities....................................        131,288        139,743
                                                                  ----------      ---------

Series B redeemable convertible preferred stock
  (aggregate redemption value of $15,000), $.01 par value.
  15,000 shares authorized, issued and outstanding
  (net of issuance costs)....................................         14,101             --

Stockholders' equity:
  Preferred stock $.01 par value. Authorized 5,000,000 shares
    (of which 500,000 are authorized under Series A and
    15,000 are authorized under Series B); no shares issued
    and outstanding (except Series B shares above)...........             --             --
  Series A preferred stock, $.01 par value. Authorized
    500,000 shares; no shares issued and outstanding.........             --             --
  Common stock, $.01 par value. Authorized
    50,000,000 shares; issued and outstanding 15,854,067
    and 15,803,797 shares as of June 30, 2003 and
    December 31, 2002, respectively..........................            159            158
  Additional paid-in capital.................................         97,334         97,223
  Accumulated earnings.......................................          8,700          8,734
  Treasury stock, 795,692 shares at cost as of June 30, 2003
    and December 31, 2002....................................         (7,182)        (7,182)
  Accumulated other comprehensive loss.......................         (1,432)        (3,395)
  Notes receivable from officers and stockholders............         (3,765)        (3,686)
                                                                  -----------     ---------
        Total stockholders' equity...........................         93,814         91,852
                                                                  ----------      ---------
Commitments and contingencies
        Total liabilities and stockholders' equity...........     $  239,203      $ 231,595
                                                                  ==========      =========

                        NATCO GROUP INC. AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       THREE MONTHS ENDED       SIX MONTHS ENDED
                                                             JUNE 30,                JUNE 30,
                                                       -------------------    --------------------
                                                        2003        2002        2003        2002
                                                       -------     -------    --------    --------
Revenues...........................................    $70,613     $74,396    $138,626    $147,974
Cost of goods sold.................................     54,066      56,734     106,268     112,049
                                                       -------     -------    --------    --------
          Gross profit.............................     16,547      17,662      32,358      35,925
Selling, general and administrative expense........     12,999      13,019      25,643      26,564
Depreciation and amortization expense..............      1,254       1,193       2,484       2,352
Interest expense...................................      1,077       1,152       2,139       2,169
Interest cost on postretirement benefit liability..        210         123         419         245
Interest income....................................        (50)        (97)        (99)       (153)
Other, net.........................................        553         432       1,129          35
                                                       -------     -------    --------    --------
          Income before income taxes and
              cumulative effect of change in
              accounting principle.................        504       1,840         643       4,713
Income tax provision...............................        194         706         244       1,806
                                                       -------     -------    --------    --------
     Net income before cumulative effect of
         change in accounting principle............        310       1,134         399       2,907
Cumulative effect of change in accounting
     principle (net of tax benefit of $18).........         --          --          34          --
                                                       -------     -------    --------    --------

          Net income...............................    $   310     $ 1,134    $    365    $  2,907
                                                       =======     =======    ========    ========

Earnings per share--basic:
Net income before cumulative effect of change in
     accounting principle..........................    $    --     $  0.07    $     --    $   0.18
Cumulative effect of change in
     accounting principle..........................         --          --          --          --
                                                       -------     -------    --------    --------
          Net income...............................    $    --     $  0.07    $     --    $   0.18
                                                       =======     =======    ========    ========
Earnings per share--diluted:
Net income before cumulative effect of change in
     accounting principle..........................    $    --     $  0.07    $     --    $   0.18
Cumulative effect of change in
     accounting principle..........................         --          --          --          --
                                                       -------     -------    --------    --------
                                                       $    --     $  0.07    $     --    $   0.18
          Net income...............................    =======     =======    ========    ========

Basic weighted average number of shares of
     common stock outstanding......................     15,849      15,804      15,827      15,804
Diluted weighted average number of shares
     of common stock outstanding...................     15,906      15,957      15,890      15,947

                        NATCO GROUP INC. AND SUBSIDIARIES

                          UNAUDITED SEGMENT INFORMATION
                                 (IN THOUSANDS)

                                                                 THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                                       JUNE 30,                                JUNE 30,
                                                             -----------------------------           -----------------------------
                                                                2003                2002                2003                2002
                                                             ---------           ---------           ---------           ---------
Revenue:
North American Operations                                    $  30,956           $  32,736           $  59,571           $  71,112

Engineered systems                                              27,261              30,310              53,307              55,419
Automation & Control Systems                                    14,007              13,130              29,248              24,995
Eliminations                                                    (1,611)             (1,780)             (3,500)             (3,552)
                                                             ---------           ---------           ---------           ---------
Total revenue                                                $  70,613           $  74,396           $ 138,626           $ 147,974
                                                             =========           =========           =========           =========

Gross profit:
North American Operations                                    $   8,261           $   8,630           $  15,614           $  18,880
Engineered Systems                                               5,918               6,472              11,790              12,324
Automation & Control Systems                                     2,368               2,560               4,954               4,721
Eliminations                                                        --                  --                  --                  --
                                                             ---------           ---------           ---------           ---------
Total gross profit                                           $  16,547           $  17,662           $  32,358           $  35,925
                                                             =========           =========           =========           =========

Gross profit % of revenue:
North American Operations                                         26.7%               26.4%               26.2%               26.5%
Engineered Systems                                                21.7%               21.4%               22.1%               22.2%
Automation & Control Systems                                      16.9%               19.5%               16.9%               18.9%
Total gross profit % of revenue                                   23.4%               23.7%               23.3%               24.3%

Operating expenses:
North American Operations                                    $   5,406           $   5,684           $  10,820           $  11,689
Engineered Systems                                               4,571               4,174               8,674               8,202
Automation & Control Systems                                     1,119               1,054               2,387               2,303
Technology & Product Development                                   897                 860               1,819               1,679
Corporate and other                                              1,006               1,247               1,943               2,691
                                                             ---------           ---------           ---------           ---------
Total operating expenses                                     $  12,999           $  13,019           $  25,643           $  26,564
                                                             =========           =========           =========           =========

Segment profit:
North American Operations                                    $   2,855           $   2,946           $   4,794           $   7,191
Engineered Systems                                               1,347               2,298               3,116               4,122
Automation & Control Systems                                     1,249               1,506               2,567               2,418
Technology & product development                                  (897)               (860)             (1,819)             (1,679)
Corporate and other                                             (1,006)             (1,247)             (1,943)             (2,691)
                                                             ---------           ---------           ---------           ---------
Total segment profit                                         $   3,548           $   4,643           $   6,715           $   9,361
                                                             =========           =========           =========           =========

Bookings:
North American Operations                                    $  35,212           $  30,976           $  60,093           $  61,014
Engineered Systems                                              18,324              60,204              40,432              70,416
Automation & Control Systems                                    12,940               9,905              26,662              18,977
                                                             ---------           ---------           ---------           ---------
Total bookings                                               $  66,476           $ 101,085           $ 127,187           $ 150,407
                                                             =========           =========           =========           =========

                                                                                                            As of June 30,
                                                                                                     -----------------------------
                                                                                                        2003               2002
                                                                                                     ---------           ---------
Backlog:
North American Operations                                                                            $  15,402           $  14,624
Engineered Systems                                                                                      58,249              86,291
Automation & Control Systems                                                                             5,009               2,779
                                                                                                     ---------           ---------
Total backlog                                                                                        $  78,660           $ 103,694
                                                                                                     =========           =========




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                        NATCO GROUP INC. AND SUBSIDIARIES

                UNAUDITED RECONCILIATION OF EARNINGS AND EARNINGS
                       PER SHARE TO NON-GAAP DISCLOSURES
                                 (IN THOUSANDS)


                                                            FOR THE QUARTER ENDED JUNE 30, 2003
                                                      -----------------------------------------------
                                                         INCOME            SHARES          PER-SHARE
                                                       (NUMERATOR)      (DENOMINATOR)       AMOUNT
                                                      --------------    --------------     ----------
                                                                (UNAUDITED, IN THOUSANDS,
                                                                EXCEPT PER SHARE AMOUNTS)

Net income.......................................        $  310

Less:  Preferred stock dividends accrued.........          (374)
                                                         ------
  Net income available to common shareholders....           (64)

Certain adjustments:
  Unrealized foreign exchange transaction
    losses included in other expense, net........           577

  Tax effect.....................................          (219)
                                                          -----

  Income available to common shareholders
    (adjusted for certain items).................         $ 294
                                                          =====

BASIC EPS (ADJUSTED FOR CERTAIN ITEMS):
Income available to common stockholders..........         $ 294          15,849              $ .02
                                                                                             =====

EFFECT OF DILUTIVE SECURITIES
Stock options....................................            --              57
                                                          -----          ------

DILUTED EPS (ADJUSTED FOR CERTAIN ITEMS):
Income available to common stockholders..........         $ 294          15,906              $ .02
                                                          =====          ======              =====


                                                            FOR THE QUARTER ENDED JUNE 30, 2002
                                                      -----------------------------------------------
                                                         INCOME            SHARES          PER-SHARE
                                                       (NUMERATOR)      (DENOMINATOR)       AMOUNT
                                                      --------------    --------------     ----------
                                                                (UNAUDITED, IN THOUSANDS,
                                                                EXCEPT PER SHARE AMOUNTS)
Net income.......................................        $1,134

Certain adjustments:
  Unrealized foreign exchange transaction
    losses included in other expense, net........           276
  Tax effect.....................................          (105)
                                                         ------
  Income available to common shareholders
    (adjusted for certain items).................        $1,305
                                                         ======

BASIC EPS (ADJUSTED FOR CERTAIN ITEMS):
Income available to common stockholders..........        $1,305           15,804            $ .08
                                                                                            =====

EFFECT OF DILUTIVE SECURITIES
Stock options....................................            --              153
                                                         ------           ------

DILUTED EPS (ADJUSTED FOR CERTAIN ITEMS):
Income available to common stockholders..........        $1,305           15,957            $ .08
                                                         ======           ======            =====
